DVI

SECURED PROMISSORY NOTE

Schedule No. 3686-001

$1,659,000.00

JAMISON, PENNSYLVANIA
November 8, 2002

FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned **THE SAGEMARK COMPANIES LTD.** ("**Obligor**") hereby promises to pay to the order of **DVI FINANCIAL SERVICES INC.** ("**DVI**") the principal sum of **$1,659,000.00**, together with interest thereon upon and subject to the following terms:

1. **Note.** This Note is one of the "**Notes**" as defined in that certain Master Loan Agreement, Contract No. 3686 by and between Obligor and DVI (such Master Loan Agreement, as the same may be amended, increased, decreased, modified, replaced, supplemented, renewed or extended from time to time, being the "**Loan Agreement**") and, as such, will be construed in accordance with all terms and conditions thereof, all of which are incorporated herein by reference. Capitalized terms not defined herein have the meanings as provided in the Loan Agreement. The holder of this Note is entitled to all the rights and remedies provided in the Loan Documents.

2. **Funding.** The proceeds of this Note will be advanced by DVI pursuant to Obligor's instructions set forth on **Rider C** attached hereto and made a part hereof.

3. **Commencement Date; Interim Interest.** This Note and the obligations evidenced hereby (except the obligations set forth on **Rider A**) will commence on the date hereof. The obligations of Obligor under **Rider A** will commence on the date all proceeds hereunder are fully funded (the "**Commencement Date**"). Any funds advanced by DVI hereunder prior to the Commencement Date will be subject to the terms and conditions of the appropriate **Rider D** attached hereto and made a part hereof. If the Commencement Date is other than the first or fifteenth day of a calendar month, (a) Obligor will pay to DVI (a) Interim Interest (as defined below) for each day commencing on the Commencement Date through, but not including, the Loan Payment Commencement Date (as defined below) and (b) the Loan Payments (as defined below) commencing on the first or fifteenth day of the calendar month next following the Commencement Date (the "**Loan Payment Commencement Date**"). Obligor authorizes DVI to change the applicable dates of the Loan Payments (as defined below) set forth on **Rider A** to conform with the terms of this Note, provided that a copy of the revised **Rider A** is delivered to Obligor. For purposes of this Note, "**Interim Interest**" means an amount equal to the quotient of (1) the sum of (x) the principal of **$1,659,000.00**, plus (y) the total interest accrued and payable during the term of this Note as set forth on **Rider A**, divided by (2) the term of this Note (as determined in days based on 30 days per month).

4. **Principal and Interest Payments.** The principal and interest of this Note will be paid in accordance with the payment schedule attached hereto as **Rider A** and made a part hereof (the "**Loan Payments**"), unless the amounts and times of payment have been adjusted as provided in this Note or in the Loan Agreement. In any event, all principal and interest is due and payable in full on Maturity Date (as defined on **Rider A**).

5. **Increase in Index.** Obligor acknowledges and agrees that the Loan Payments set forth on **Rider A** dated **November 8, 2002** include interest calculated using the **Thirty one month treasury note** rate in effect on **November 8, 2002** (the "**Base Index**"). Obligor agrees that if the Base Index increases prior to the date this Note is fully funded by DVI, DVI is authorized to automatically, and without any notice to Obligor (except to the extent expressly provided herein), adjust the Loan Payments to reflect such increase. If DVI so adjusts the Loan Payments, DVI will replace **Rider A** with a new **Rider A** dated as of the date of replacement and provide Obligor with a copy thereof.

6. **Default Interest.** At DVI's option, interest will accrue on the unpaid principal balance hereof and all other sums due from Obligor hereunder and under the Loan Documents following the occurrence and during the continuance of an Event of Default until the date of payment in full of such principal and all other sums due hereunder or under the Loan Documents at a fixed rate of 18% per annum (the "**Default Rate**"). Interest at the Default Rate will be collectible as part of any judgment hereunder and secured by the Collateral. Obligor acknowledges and agrees that the increase in the interest rate after the occurrence and during the continuance of an Event of Default is intended to compensate DVI for the added risks of maintaining a defaulted loan and is not intended as a premium, penalty, liquidated damages or reimbursement for internal or out-of-pocket costs associated therewith.

7. **Post Judgment Interest.** Any judgment obtained hereunder or under the Loan Documents will accrue interest at the Default Rate until paid.

8. **Computation.** Default interest will be computed on the basis of a year of three hundred sixty (360) days comprised of twelve (12) 30-day months and paid for the actual number of days elapsed.

9. **Late Payments.** If Obligor fails to make any payment due hereunder, including, without limitation, any payment due on the Maturity

Date, when the same is due and payable and such failure continues for ten (10) calendar days, Obligor will pay on demand a one-time late fee equal to five cents ($.05) for each one dollar ($1.00) of each late payment. Obligor recognizes that the failure to make payments hereunder when due will result in, and such fee is intended to compensate DVI for (a) DVI incurring additional expenses, (b) loss to DVI of the use of the money due and (c) frustration to DVI in meeting its other commitments.

10. Non-Cancellable. The obligations of Obligor hereunder are non-cancellable and may not be prepaid.

11. Place of Payment. All amounts due hereunder or under any of the Loan Documents will be payable in good funds and US Dollars, free and clear of all claims, demands and set-offs of Obligor against DVI or any other Person for any reason whatsoever. All payments due to DVI hereunder will be payable at 2500 York Road, Jamison, Pennsylvania, 18929, or at such other place as DVI, from time to time, may designate in writing.

12. Collateral. In addition to any other Collateral pledged to secure Obligor's obligations under the Loan Documents, the obligations of Obligor hereunder are secured, *inter alia*, by a first priority lien on, and security interest in, all of Obligor's right, title and interest in and to the personal property described on **Rider B** attached hereto and made a part hereof (the **"Equipment"**) and Obligor hereby grants to DVI a first priority lien on, and security interest in, the Equipment. With respect to the lien and security interest granted hereunder, DVI will be entitled to all rights and remedies given to DVI by Obligor under any Security Documents including interest calculated at the Default Rate.

13. Default; Remedies. Upon the occurrence and during the continuance of an Event of Default, DVI, at its option and without further notice to Obligor, may declare immediately due and payable the remaining Loan Documents including interest calculated at the Default Rate. Payment of such sums may be enforced and recovered in whole, or in part, at any time and from time to time, by one or more of the remedies provided to DVI in this Note, in the Loan Documents or as otherwise provided at law, in equity or otherwise, all of which remedies are cumulative and concurrent. The obligations of Obligor under this Note and the other Loan Documents are full recourse obligations of Obligor and are not limited to the Collateral.

14. Waivers. Except to the extent specifically required in the Loan Documents, Obligor and all endorsers hereby, jointly and severally, waive demand, notice of protest, notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

15. Unenforceability. If any provision of this Note is held invalid or unenforceable, the remainder of this Note will be unaffected thereby.

16. Section Headings. The Section headings herein are included for convenience only and may not be deemed to be a part of this Note.

17. Governing Law. ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

18. Binding Effect; Assignment. This Note is binding upon and inures to the benefit of the Obligor and DVI and their respective successors and assigns, except that the Obligor will not have the right to assign or delegate its rights or obligations hereunder. DVI may at any time assign or grant participation in all or any portion of this Note and the amounts payable hereunder.

19. Time of the Essence. Time is of the essence in Obligor's performance of its obligations hereunder.

20. Amendment. This Note may be amended only by an instrument in writing that explicitly states that it amends this Note and is signed by the party against whom enforcement of the amendment is sought.

21. Riders. Any Riders identified in this Note are incorporated herein by reference and made a part hereof.

22. Acceptance by DVI. This Note will become effective as of the date first above written only upon written acceptance by DVI.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE - SECURED PROMISSORY NOTE

IN WITNESS WHEREOF, Obligor, intending to be legally bound hereby, has executed this Note by its duly authorized representative effective as of the date first above written.

THE SAGEMARK COMPANIES LTD.

By: Ted Shapiro
Name: Ted Shapiro
Title: President and Chief Executive Officer

This Note is accepted by DVI effective **November 8, 2002**.

DVI FINANCIAL SERVICES INC.

By: Mark J. Gallagher
Name: MARK J. GALLAGHER
Title: DIRECTOR OF CREDIT

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED [illegible] AND RELATED DOCUMENTS, AS AMENDED FROM TIME TO TIME.

SECURED PARTY'S ORIGINAL

DVI

RIDER A TO SECURED PROMISSORY NOTE
(PAYMENT STREAM)

Schedule No. 3686-001

$1,659,000.00

JAMISON, PENNSYLVANIA
October 4, 2002

THE SAGEMARK COMPANIES LTD. ("**Obligor**") agrees to pay the principal and interest due under that certain **$1,659,000.00** Secured Promissory Note dated **October 4, 2002** given by Obligor to DVI Financial Services Inc. as follows:

Payment No.(s)	Date(s) Due	Amount of Each Payment (includes principal and interest)
1-6	Commencing on January 15, 2003, and continuing on the same day of each month thereafter through and including June 15, 2003.	$13,135.00
7-66	Commencing on July 15, 2003, and continuing on the same day of each month thereafter through and including June 15 2008.	$34,843.00

The foregoing payment stream includes principal of **$1,659,000.00** and interest accrued and payable during the term of the foregoing Secured Promissory Note of **$510,390.000**.

The "**Maturity Date**" for this Rider is **June 15, 2008**.

Form 3 S:\Shared\DOCUMENT\DS WEIKEL\The Sagemark Companies Ltd\Schedule 002\Rider A to Note (payment stream).doc 12/16/2002 2:22 PM
Revised 3/6/01

DVI

RIDER B TO SECURED PROMISSORY NOTE
(EQUIPMENT DESCRIPTION)

Schedule No. 3686-001

Serial No.	Manufacturer	Year/Model	Description	Software Level
# 7	CTI, Inc.	2002	ECAT ACCEL PET System Leasehold Improvements	7.2

All of the foregoing equipment, together with all parts and accessories therefore, all attachments, accessories and additions incorporated therein, attached thereto or used in connection therewith, all replacements and substitutions therefore and all income, proceeds and products thereof being collectively referred to in the attached **$1,659,000.00** Secured Promissory Note dated **November 8, 2002** as the **"Equipment"**.

DVI

RIDER C TO SECURED PROMISSORY NOTE
(Funding Authorization)

Schedule No. 3686-001

FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED AND AFFIRMED, and intending to be legally bound, **THE SAGEMARK COMPANIES LTD.** (**"Obligor"**) hereby authorizes **DVI FINANCIAL SERVICES INC. ("DVI")** to advance the proceeds of that certain **$1,659,000.00** Secured Promissory Note dated **November 8, 2002** in accordance with the following instructions:

(1) **$1,519,000.00** to CTI, Inc. (**"Payee"**) for CTI, Inc. ECAT ACCEL PET System (tax included). Payment should be made by wire transfer, pursuant to the instructions attached hereto, or check mailed to Payee at 810 Innovation Drive, Knoxville, TN 31412 or such other address as indicated on Payee's invoice.

(2) **$140,000.00** to the general contractor for Leasehold Improvements. Payments should be mailed to the general contractor at the address indicated on the application for payment.

IN WITNESS WHEREOF, Obligor has executed this Rider by its duly authorized representative effective as of **November 8, 2002**.

THE SAGEMARK COMPANIES LTD.

By: [signature]
Name: Ted Shapiro
Title: President and Chief Executive Officer

DVI

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

Schedule No. 3686-001

THIS RIDER D TO SECURED PROMISSORY NOTE (Progress Payments) ("Rider") is entered into effective as of **November 8, 2002**, by and between **DVI FINANCIAL SERVICES INC. ("DVI")** and **THE SAGEMARK COMPANIES LTD. ("Obligor")**.

BACKGROUND

A. Obligor has requested that DVI advance certain proceeds of that certain Secured Promissory Note, Schedule No. 3686-001 (the "**Note**") prior to the Commencement Date of Rider A attached thereto to facilitate the delivery, installation and acceptance of certain equipment manufactured and/or distributed by various vendors (each a "**Vendor**") and more particularly described on **Exhibit "A"** attached hereto (collectively, as the same may be amended from time to time, the "**Equipment**").

B. DVI is willing to advance such sums upon and subject to the terms and conditions contained in this Rider.

C. Capitalized terms not defined herein have the meanings as provided in the Note.

NOW, THEREFORE, in consideration of the mutual covenants and agrees set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, and intending to be legally bound hereby, the parties agree as follows:

1. **Purchase Order**. Obligor represents and warrants to DVI that the Purchase Orders, or equivalent, attached or to be attached hereto as **Exhibit "B"**, are true and complete copies of the agreements between Obligor and each Vendor with respect to the purchase of the Equipment by Obligor from such Vendor (collectively, the "**Purchase Order**").

2. **Advances**. Obligor hereby authorizes DVI to, and DVI will, advance to Vendor, on behalf of Obligor, **$140,000.00** of the proceeds of the Note in the amounts and at the times specified in the applicable Purchase Order (collectively, the "**Progress Payments**").

Notwithstanding the foregoing, no Progress Payments will be advanced (a) after **December 13, 2002**, (b) in an amount which, when added to the sum of (i) all Progress Payments advanced to date, plus (ii) all taxes and delivery and installation expenses paid or payable by DVI with respect to the Equipment, whether or not to Vendor, would exceed **$140,000.00** or (c) if an Event of Default has occurred and is continuing.

3. **Interest**. To induce DVI to advance the Progress Payments to Vendor, Obligor agrees to pay DVI interest, monthly in arrears as billed by DVI, computed at a per annum rate of **9.50%** on the amounts advanced by DVI hereunder for the actual number of days such advances are outstanding. All accrued and unpaid interest hereunder will become due and payable on earlier of: (a) the date on which all Progress Payments to be advanced hereunder have been fully funded or (b) an Event of Default has occurred and is continuing. If Obligor fails to pay any interest within five (5) days of when due, DVI, at its option, may increase the interest rate payable hereunder to the Default Rate.

4. **Progress Payments**. On the date all Progress Payments to be advanced hereunder have been fully funded, Rider A to the Note will commence and all Progress Payments (not including accrued and unpaid interest due hereunder) will be deemed to constitute advances under the Note repayable in accordance with such Rider A.

5. **Repayment of Progress Payments**. Obligor will immediately pay to DVI all Progress Payments and accrued and unpaid interest hereunder (a) if the obligations of Obligor under Rider A to the Note do not commence by **December 13, 2002** or (b) upon demand by DVI, if an Event of Default has occurred and is continuing.

6. **No Warranty**. DVI SHALL NOT, BY VIRTUE OF EXECUTING THIS RIDER OR OTHERWISE, BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN, FITNESS, CONDITION, MERCHANTABILITY OR DESCRIPTION OF, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT, OR AS TO THE FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR TRADE OR BUSINESS, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER; it being agreed and understood by all parties that all such risks as between DVI and Obligor, are to be borne by Obligor.

7. **Purchase Order**. The terms, provisions, covenants and conditions of the Purchase Order will be and continue to remain in full force and effect and Obligor will not agree or become party to any assignment (other than to DVI or to any assignee of DVI), amendment, alteration, modification, cancellation or rescission of such Purchase Order, without the prior written consent of DVI, which may be unreasonably withheld. This Rider will in no way alter DVI's rights in, or impose any obligations on DVI with respect to, the Purchase Order, or alter or otherwise affect DVI's rights under the Loan Documents. Obligor's obligations hereunder shall be in addition to all of Obligor's obligations under the Loan Documents. Obligor agrees that all Progress Payments advanced by DVI to Vendor are in all events an obligation of Obligor. Obligor may not assign its liabilities hereunder without the prior written consent of DVI, which consent will not be unreasonably withheld. DVI may assign any of its

rights and remedies hereunder, and in the event of any such assignment by Obligor, Obligor's assignee will have and be vested with all of DVI's rights and remedies hereunder.

8. **Governing Law.** ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

9. **No Third Party Beneficiaries or Agency.** The rights and benefits of this Rider and the Loan Documents do not inure to the benefit of any third party. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of DVI, nor will this Rider be construed as creating a partnership, agency, joint venture or making DVI an investor in Obligor.

10. **Acceptance by DVI.** This Rider will become effective as of the date first above written only upon written acceptance by DVI, as evidenced by the signature of an authorized officer of DVI on the signature page of this Rider.

IN WITNESS WHEREOF, the parties have executed this Rider by their duly authorized representatives effective as of the date first above written.

THE SAGEMARK COMPANIES LTD.

By: Ted Shapiro
Name: Ted Shapiro
Title: President and Chief Executive Officer

DVI FINANCIAL SERVICES INC.

By: Mark J. Gallagher
Name: MARK J. GALLAGHER
Title: DIRECTOR OF CREDIT

EQUIPMENT

Leasehold Improvements

EXHIBIT "A"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

PURCHASE ORDER

(See Attached)

EXHIBIT "B"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

Premier P.E.T. Imaging

119 N. Park Avenue
Rockville Centre, New York
Construction Cost For The Interior Renovation
M. Foschi & Sons, Inc.
Revised October 28, 2002

WORK ACTIVITY	COST
Interior Demolition and Carting, Including Existing HVA/C Ductwork	8,950
Masonry Wall Removal @ Entrance & New Masonry/Stone Opening	3,950
New Steel Column and Girder @ Basement, Including Welding	1,850
Drywall Partitions, Taped and Spackled	21,650
Lead Shielding, Including Plywood Backing	13,598
Borrowed Lights/Aluminum & Glass Storefront Entrance	8,630
Doors, Frames, and Hardware (Mohawk Prefinished Doors)	13,500
Suspended Acoustical Ceiling	12,750
Toilet Accessories For Two (2) Baths	1,600
Clean-Up/Policing During The Course Of The Project	3,000
Floor Patching & Preparation For The Floor Finishes	2,550
Preparation Of Existing Walls For Painting/Wall Coverings	1,800
Cutting and Patching For The Mechanical Subs	1,250
Close an Additional Five (5) Windows	1,375
Installation & Partial Purchase Of Relocated Cabinetry	6,675
Subtotal For Work Performed By M. Foschi & Sons, Inc.	103,128
Overhead and Profit (20%)	20,626
Total For Work Performed By M. Foschi & Sons, Inc.	123,754
SUBCONTRACTED WORK:	
Purchase and delivery of Wall Mural	2,047
Cabinetry (Reception Counter and Reception Room Cabinetry)	9,500
Ceramic Tile	2,800
Flooring (Carpeting, Welded Seamless, Conductive Vinyl, and Base)	14,315
Painting and Wall Coverings (Reception Area WC & Mural Only)	8,150
Plumbing	19,550
Electrical	??25,000
Heating, Ventilating, Air Conditioning (HVA/C) Four (4) Zones	27,770
Plumbing (Return & Supply HW Piping to New HVA/C Air Handlers)	4,975
Additional Plumbing From PET Scanner To Chiller	1,470
Subtotal For Subcontracted Work	115,577
Overhead and Profit (10%)	11,558
Total For Subcontracted Work	127,135
Miscellaneous (Copying Drawings For Subs)	350
PROJECT COST	251,239
PROJECT COST MINUS $25,000 ELECTRICAL COST	226,239

DVI

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

Schedule No. 3686-001

THIS RIDER D TO SECURED PROMISSORY NOTE (Progress Payments) ("**Rider**") is entered into effective as of **November 8, 2002**, by and between **DVI FINANCIAL SERVICES INC. ("DVI")** and **THE SAGEMARK COMPANIES LTD. ("Obligor")**.

BACKGROUND

A. Obligor has requested that DVI advance certain proceeds of that certain Secured Promissory Note, Schedule No. 3686-001 (the "**Note**") prior to the Commencement Date of Rider A attached thereto to facilitate the delivery, installation and acceptance of certain equipment manufactured and/or distributed by **CTI, INC.** ("**Vendor**") and more particularly described on **Exhibit "A"** attached hereto (the "**Equipment**").

B. DVI is willing to advance such sums upon and subject to the terms and conditions contained in this Rider.

C. Capitalized terms not defined herein have the meanings as provided in the Note.

NOW, THEREFORE, in consideration of the mutual covenants and agrees set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, and intending to be legally bound hereby, the parties agree as follows:

1. **Purchase Order**. Obligor represents and warrants to DVI that the Purchase Order, or equivalent, attached hereto as **Exhibit "B"**, is a true and complete copy of the agreement between Obligor and Vendor with respect to the purchase of the Equipment by Obligor from Vendor (the "**Purchase Order**").

2. **Advances**. Obligor hereby authorizes DVI to, and DVI will, advance to Vendor, on behalf of Obligor, **$1,400,000.00** of the proceeds of the Note in the amounts and at the times specified below (the "**Progress Payments**"):

DATE OF PAYMENT	AMOUNT
Upon Order	$140,000.00
Upon Delivery	$1,120,000.00
Upon Acceptance	$140,000.00

Notwithstanding the foregoing, no Progress Payments will be advanced (a) after **December 13, 2002**, (b) in an amount which, when added to the sum of (i) all Progress Payments advanced to date, plus (ii) all taxes and delivery and installation expenses paid or payable by DVI with respect to the Equipment, whether or not to Vendor, would exceed **$1,400,000.00** or (c) if an Event of Default has occurred and is continuing.

3. **Interest**. To induce DVI to advance the Progress Payments to Vendor, Obligor agrees to pay DVI interest, monthly in arrears as billed by DVI, computed at a per annum rate of **9.50%** on the amounts advanced by DVI hereunder for the actual number of days such advances are outstanding. All accrued and unpaid interest hereunder will become due and payable on earlier of: (a) the date on which all Progress Payments to be advanced hereunder have been fully funded or (b) an Event of Default has occurred and is continuing. If Obligor fails to pay any interest within five (5) days of when due, DVI, at its option, may increase the interest rate payable hereunder to the Default Rate.

4. **Progress Payments**. On the date all Progress Payments to be advanced hereunder have been fully funded, Rider A to the Note will commence and all Progress Payments (not including accrued and unpaid interest due hereunder) will be deemed to constitute advances under the Note repayable in accordance with such Rider A.

5. **Repayment of Progress Payments**. Obligor will immediately pay to DVI all Progress Payments and accrued and unpaid interest hereunder (a) if the obligations of Obligor under Rider A to the Note do not commence by **December 13, 2002** or (b) upon demand by DVI, if an Event of Default has occurred and is continuing.

6. **No Warranty**. DVI SHALL NOT, BY VIRTUE OF EXECUTING THIS RIDER OR OTHERWISE, BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN, FITNESS, CONDITION, MERCHANTABILITY OR DESCRIPTION OF, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT, OR AS TO THE FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR TRADE OR BUSINESS, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER; it being agreed and understood by all parties that all such risks as between DVI and Obligor, are to be borne by Obligor.

7. **Purchase Order**. The terms, provisions, covenants and conditions of the Purchase Order will be and continue to remain in full force and effect and Obligor will not agree or become party to any assignment (other than to DVI or to any assignee of DVI), amendment, alteration, modification, cancellation or rescission of such Purchase Order, without the prior written consent of DVI, which may be unreasonably withheld.

This Rider will in no way alter DVI's rights in, or impose any obligations on DVI with respect to, the Purchase Order, or alter or otherwise affect DVI's rights under the Loan Documents. Obligor's obligations hereunder shall be in addition to all of Obligor's obligations under the Loan Documents. Obligor agrees that all Progress Payments advanced by DVI to Vendor are in all events an obligation of Obligor. Obligor may not assign its liabilities hereunder without the prior written consent of DVI, which consent will not be unreasonably withheld. DVI may assign any of its rights and remedies hereunder, and in the event of any such assignment by Obligor, Obligor's assignee will have and be vested with all of DVI's rights and remedies hereunder.

8. **Governing Law.** ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

9. **No Third Party Beneficiaries or Agency.** The rights and benefits of this Rider and the Loan Documents do not inure to the benefit of any third party. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of DVI, nor will this Rider be construed as creating a partnership, agency, joint venture or making DVI an investor in Obligor.

10. **Acceptance by DVI.** This Rider will become effective as of the date first above written only upon written acceptance by DVI, as evidenced by the signature of an authorized officer of DVI on the signature page of this Rider.

IN WITNESS WHEREOF, the parties have executed this Rider by their duly authorized representatives effective as of the date first above written.

THE SAGEMARK COMPANIES LTD.

By: [signature]
Name: Ted Shapiro
Title: President and Chief Executive Officer

DVI FINANCIAL SERVICES INC.

By: [signature]
Name: MARK J. GALLAGHER
Title: DIRECTOR OF CREDIT

EQUIPMENT

One (1) CTI, Inc. ECAT ACCEL PET System

EXHIBIT "A"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

PURCHASE ORDER

(See Attached)

EXHIBIT "B"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

Purchase order

7/3/02

The Power Behind PET.

CTI, Inc.
810 Innovation Drive
Knoxville, TN 37932
Tel: 865-218-2000
Fax: 865-218-3000

ECAT ACCEL Positron Emission Tomography (PET) System


ACCEL

The Sagemark Companies Ltd.

~~Premier PET Imaging International, Inc.~~ - Parsippany, NJ
~~Boca Raton, FL~~

Submitted by:
Guy Messer

CTI-200206131818211
Version 1
June 13, 2002

Jul 02 02 01:39p Guy . Messer 404-744-2229 p.2
STAPLES 199 7125990664 07/01/02 07:05p P. 009

(handwritten) [illegible] 7/3/02

CTI

The Power Behind PET.

QUOTE	VERSION	DATE
CTI-20020613181A71-1	1	6/13/2002
	PAGE	
	2 of 14	

(handwritten, circled) The Jagemant Companies, Ltd.

~~Premier PET Imaging International, Inc.~~
Parsippany, NJ
2300 Glades Ave
Boca Raton, FL 33431

SYSTEM CONFIGURATION

Item	Quantity	Description
1	1	ECAT ACCEL
2	1	Uninterruptible Power Supply
3	1	Sublimal Dye & Film Imager
4	1	Remote Service Diagnostics Modem ISDN
5	1	Gantry air/water chiller (60Hz)
6	1	Isolation Transformer (US+Japan)
7	1	Gantry Mounting Plate / EXACT Series
8	1	Standard Promotional Package
9	5	PET Applications Training (1 day)
10	1	HERMES Workstation
11	1	ACCEL Sources Kit (1st Filling)

(handwritten) 12 Ultraspare Display Workstations
13 Erasable Optical Disk

CUSTOMER PRICE $1,4?0,000.00 (handwritten, circled: 0)

CTI, Inc is pleased to submit the following quotation for the products and services described herein at the stated prices and terms, subject to your acceptance of the terms and conditions contained herein and on any attachment herein referencing the aforementioned quote number.

Product installation costs, as well as freight & transport insurance costs are included in the contract total, unless otherwise indicated. Other charges and taxes if any, are payable upon receipt of invoice.

Any Special Terms and Conditions, other than those found below and under the heading "Terms and Conditions of Sale," will be expressed on page 3 of this quote.

Terms of Payment	FOB
See Notes	~~Factory~~ Destination (handwritten)
[illegible]	[illegible]
	Warranty terms and conditions are expressed under the heading of "Warranty" and "Terms and Conditions of Sale"
[illegible]	
~~90 Days From the Date of This Quotation~~	

CTI, Inc

SUBMITTED BY:

NAME: Guy Messer

TITLE:

DATE: 6/?/2002 (handwritten, circled: 28)

Requested Delivery Date: ~~[illegible]~~ 9/30/02 (handwritten)

CUSTOMERS ACCEPTANCE
(handwritten) The Jagemant Companies Ltd.

BY: (signature) Theodore B. Shapiro

NAME: Theodore B. Shapiro (handwritten)

TITLE: Chief Executive Officer (handwritten)

DATE:

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES AS SPECIFIED ABOVE

(handwritten initials) (circled: 13)

7-3-04

The Power Behind PET.

QUOTE	VERSION	DATE
CTI-20020613181021-1	1	6/13/2002

SPECIAL TERMS AND CONDITIONS

PAYMENT TERMS: ~~10% Downpayment/80% Upon Shipment/10% Upon Acceptance~~ INsert 1

CTI is pleased to present this SPECIALLY PRICED proposal for our unique LSO based ECAT Accel PET System. ~~This special pricing is contingent on the simultaneous purchase of two (2) ECAT Accels along with signed multi-year service proposals at the time of order.~~

~~This pricing is also contingent on receipt of both orders (funded) with downpayment along with the signed service agreement prior to June 30, 2002 and delivery of both systems prior to September 30, 2002.~~

INsert 2

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES AS SPECIFIED ABOVE

7-3-02

The Power Behind PET.

QUOTE	VERSION	DATE
CTI 20020613101821 1	1	6/13/2002
	PAGE 4 of 14	

[illegible]			
1	1	800002	ECAT ACCEL

The ECAT ACCEL is a an LSO based, high-resolution positron emission tomography system for imaging biochemical processes and metabolism for whole body applications. The multi-detector ring system provides 2D or 3D acquisition and reconstruction in static and dynamic modes

The ECAT ACCEL consists of a 47 image plane system with a 16.2 cm axial field of view with he folloing features:

* High spatial slice resolution in transaxial and axial dimensions
* Three-dimensional display of organs with a large axial view
* Excellent volume sensitivity
* Fast acquisition and reconstruction of 128x128, 256x256, and 512x512 matrices
* High-resolution, flicker free, color display monitor
* Unique block detector technology provides excellent temporal and energy resolution response
* Simultaneous data acquisition and image reconstruction for high patient throughput
* Retractable rotating rod source holders for quick and accurate attenuation correction. (Ge-68 in safe, solid form is available from recommended vendors)
* Menu driven, window oriented operating software
* Water-cooled gantry for quiet operation

The system consists of:

Whole-Body Ring Detector Gantry:

* 824 mm detector ring diameter.
* 56.2 cm gantry aperture.
* 16.2 cm (6.4 in) axial field of view.
* Nine laser lines for precise, reproducible patient positioning
* Dual operator controls on gantry for positioning from either side of patient.
* Count rate monitor at gantry control panels.
* Three integrated retractable transmission rod source holders which extend/retract from a lead housing under computer control for enhanced patient throughput and reduced operator radiation exposure.

Patient Handling System:

* Low attenuation foam core carbon fiber pallet
* 57 to 93 cm (22 to 36 inch) vertical motion range
* 195 cm (77 inch) horizontal scan range
* Low attenuation head holder
* Maximum patient weight of 159 kg (350 lbs.)

Data Acquisition/Processing and Storage Electronics:

* Image plane coincidence processor
* Real-time sorter (RTS) with 256 MB memory
* VME Bus acquisition controller
* SCSI adapter to the VME bus
* 36 GB acquisition disk

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES AS SPECIFIED ABOVE

MAP (m)

CTI
The Power Behind PET.

QUOTE	VERSION	DATE
CTI-20020613181021 1	1	6/13/2002
PAGE		
5 of 14		

* Ethernet interface to operator's console

Operator's Console, including the following:
* UltraSPARC 60 with dual 450 MHz CPUs
* 1.0 GB RAM
* 36 GB internal disk storage
* 4.1 GB erasable optical storage system for archiving data (mounted in desktop data storage unit)
* 12 GB DAT (Digital Audio Tape) archive system (mounted in desktop data storage unit)
* CDROM drive
* Floppy drive
* 600 dpi laser printer
* Ethernet connection to data acquisition electronics
* UNIX operating system and utilities
* TCP/IP and network file system communication software
* 21 inch color monitor

ECAT Software Version 7.2 features, including iterative reconstruction, segmented attenuation correction, and the whole body protocol with enhanced throughput through simultaneous motions of the pallet, transmission rods, and septa.

ECAT Standard Software:
* Image Acquisition:
* Transmission scan allows accurate measurement of tissue attenuation correction coefficients
* Static emission scan
* Dynamic emission scan
* Acquisition protocols
* Image reconstruction and processing
* Wide variety of reconstruction filters
* Image size and displacement parameters
* Calculated or measured attenuation correction

Display Software:
* Window-oriented to allow simultaneous acquisition, reconstruction, data processing and image display.
* Image zoom and magnification
* Multi-image static display
* Any oblique data re-orientation
* Cine mode display
* Multiple plane dynamic displays
* Image profiles
* Image filtering, summing, and arithmetic
* Regions of interest and image statistics
* Screen save/restore operations
* Image labeling with variable fonts and graphics
* Interactive color translation table operations
* Three-dimensional volume interactive data review (transverse, sagittal and coronal displays)

The Power Behind PET.

QUOTE	VERSION	DATE
CTI-200206131810211	1	6/13/2002
PAGE		
6 of 14		

ITEM	QTY	CATALOG NO	PRODUCT DESCRIPTION
			Utilities Software: * Patient database * Patient data archive * System normalization and calibration * Performance tests * System diagnostics System Documentation (1 set) * ECAT scanner software manual * ECAT scanner hardware manual

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES AS SPECIFIED ABOVE

The Power Behind PET.

QUOTE	VERSION	DATE
CTI-20020613101021-1	1	6/13/2002

ITEM	QTY	CATALOG NO.	PRODUCT DESCRIPTION
2	1	800021	Uninterruptible Power Supply Uninterruptible Power Supply (UPS) option providing 10 minutes of back up power enabling proper shut down of system in the event of power loss. Specifications: 6.0 KVA, 120/240 Volts, 50/60 Hertz. This item is available only in US.
3	1	800020	Sublimal Dye & Film Imager ECAT Codonics medical diagnostic imager (NP-1660M-CTI-01) configuration including dye diffusion/direct thermal dual mode color and greyscale output. Configuration comes equipped with dye diffusion ribbon, 8.5" x 11" paper (100 sheets) and tray and 8" x 10" clear base film (100 sheets) and tray. Also includes postscript and DICOM support. Hardware provided for network connection to ECAT network.
4	1	800019	Remote Service Diagnostics Modem - ISDN ISDN modem for ECAT remote diagnostics, for use by the ECAT service engineer and ECAT Technical Support.
5	1	800008	Gantry air/water chiller (60Hz) Closed system air/water chiller. Requires siting in well-ventilated utility room.
6	1	800006	Isolation Transformer (US+Japan) Transformer for isolating ECAT power from line power.
7	1	800004	Gantry Mounting Plate / EXACT Series Mounting plate required for siting ECAT scanner.
8	1		Standard Promotional Package Basic package of educational and support materials provided upon request: Includes up to [redacted] 100 each of CTI's standard PET promotional brochures (non-customized), not to exceed a cumulative total of [redacted] 1000 100 ~~One~~ Referring Physicians' Educational CD One set of "Clinical Case Studies" slides and "PET Overview" slides in Power Point format. One each of the Institute for Clinical PET "Imaging for Hope" videos. One set of stock photography of scanners in digital format. Two sets of 3 patient cases on Codonics film. Provides for one two-day on-site consultation by field Business Development Specialist providing promotional, educational, and reimbursement guidance. US ONLY. Plus 3 Updated Reimbursement Binders
9	5	800048	PET Applications Training (1 day) Operator's training for ECAT Scanners performed by applications specialist. Scheduling for training available upon request.
10	1		HERMES Workstation The HERMES Workstation is a multi-modality image fusion and analysis workstation.

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES AS SPECIFIED ABOVE

1-3-02

The Power Behind PET.

QUOTE	VERSION	DATE
CTI-200206131818211	1	6/13/2002
	PAGE 8 of 14	

[illegible] PRODUCT DESCRIPTION [illegible]

HERMES workstation will be networked to CTI PET by GOLD import
of volume
data in CTI native format

Imported and stored reconstructed PET studies can be exported in
DICOM PET format for storage
on PACS.

CT or MRI studies can be imported to HERMES workstation by
Query/Retrieve (Q/R) from PACS systems or by pushing to HERMES
from CT or MRI.

Fusion can take place in HERMES workstation between PET, CT, MRI
image files.

After fusion has taken place the fused data set can be exported in RTP-
systems accepted formats as:
PET/CT/MRI/SOP classes.

The HERMES Workstation includes (at a minimum):

a) Pentium IV processor 1.8GHz
b) 30 Gbyte system HD/hard drive
c) 2 x 60 Gbyte storage HD/hard drive
d) Floppy, CD Rom-Writer
e) 2 each 10-100 Mbit Ethernet cards
f.) Chassis - Tower type
g) 17 inch TFT screen
h) Keyboard, mouse

The HERMES software will consist of:

a) JaRViS-- a web based viewing application
b) GOLD-- an Import/Storage/Export applications licence for Native, DICOM, Interfile formats (to include HIS/RIS and archiving)
c) DICOM Q/R storage - Import/Export/Print applications licence
d) MMF/Multi Modality Fusion applications licence
e) Solaris 8 X86 OS licence

1304

CTI
The Power Behind PET.

QUOTE	VERSION	DATE
CTI-20020613181821	1	6/13/2002
PAGE		
9 of 14		

ITEM	QTY	PART NUMBER	PRODUCT DESCRIPTION
11	1	800024	ACCEL Sources Kit (1st Filling) Calibration and transmission sources for the ECAT ACCEL. These sources are to be purchased with a new ECAT ACCEL scanner order. Sources consist of the following: 1 Set of Rods (LS-Accel) 1 CS-20-3 High Activity Uniform Phantom 1 CS-20-1 Low Activity Uniform Phantom 1 LS LA Set-up tool 2 Phantom Shields
12			Ultraspace Display Workstation
13			Erasable Optical Disk

Total List Price $2,673,700.00
Contract Total $1,450,000.00

Item	Quantity	Description	Price	
1	1	PowerSolutions Network License	~~35,000.00~~	No charge
2	1	PowerSolutions Network License- PETNet discount	~~10,000.00~~	No charge
3	1	PowerSolutions Network Monthly Maintenance	~~1,200.00~~	~~No charge~~
4	1	PowerSolutions Network Monthly Maintenance- PETNet Discount	~~200.00~~	No charge
5		Software Database for Demographic Surveys And Microsoft Map Point Software		No charge
6		Floorplans For new PET sites to Include Drawings Designed to Conform to Features And Equipment Requirements For PET Centers. Final Architectural Drawings to be Made Available So That CTI can Verify That All Requirements Have Been Adhered To		No charge
7		All Marketing And Promotional Materials		No charge

PSN MONTHLY FEE
1ST YEAR NO CHARGE
$1000 PER MONTH THEREAFTER
GAM

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES AS SPECIFIED ABOVE

GAM TD

CTI
The Power Behind PET.

QUOTE #	VERSION	DATE
CTI 2002061181871	1	6/12/2002
	PAGE 10 of 14	

TERMS AND CONDITIONS OF SALE:

1. GENERAL

1.1 Contract Terms. These terms and conditions constitute an integral part of any offer made by CTI, Inc. ("CTI") to sell products (Products) to Purchaser and shall govern the sale of the Products. CTI objects to any additional or different terms. The Products may be new, ~~used or refurbished and ... [illegible]~~ Purchaser acknowledges that this is a commercial and not a consumer transaction.

1.2 Acceptance. ~~An~~ order shall be binding on CTI ~~only after a credit approval and an order confirmation have been issued by CTI.~~ Acceptance is expressly made conditional on Purchaser's acceptance of these terms and conditions. Any variation in these terms and conditions (including, but not limited to, the inclusion of Purchaser's own terms and conditions of purchase in any PO issued by Purchaser in response to and/or referencing CTI quotation) shall not be deemed to be a part of this Agreement and shall not be binding upon CTI, and acceptance of delivery of the Products shall constitute Purchaser's acceptance of CTI terms and conditions.

2. PRICES

2.1 Quotations. Unless otherwise agreed to in writing or set forth in the quotation, all prices quoted by CTI are based on U.S. dollars F.O.B. ~~Factory~~, Freight Prepaid and Billed, and include standard and customary packaging. ~~Unless otherwise stated, the quotation shall only be valid for ninety (90) days from the date of the quotation.~~

2.2 Delay in Acceptance of Delivery. Should the agreed delivery date be postponed by Purchaser, ~~CTI shall have the right to deliver to storage at Purchaser's risk and expense, and~~ payments due upon delivery shall become due when CTI is ready to deliver.

~~2.3 Escalation. Unless otherwise agreed to in writing, except as to goods to be delivered within twelve (12) months of CTI's acceptance of Purchaser's order, CTI reserves the right to increase its prices to those in effect at the time of shipment.~~

3. TAXES

3.1 Any sales, use or manufacturer's tax which may be imposed upon the sale or use of Products, or any property tax levied after readiness to ship, or any excise tax, license or similar fee required under this transaction, shall be in addition to the quoted prices and shall be paid by Purchaser.

4. TERMS OF PAYMENT

4.1 Due Date. CTI standard payment terms are as follows: an initial deposit of 30% of the purchase price for each Product is due upon ~~submission of the purchase order~~, an additional 60% of the purchase price is due upon delivery of each Product, and the final 10% of the purchase price is due upon completion of installation. Unless otherwise agreed, all payments other than the initial deposit are due not thirty (30) days from the date of invoice. Partial shipments shall be billed as made, and payments for such shipments will be made in accordance with the foregoing payment terms.

4.2 Late Payment. A service charge of 1½% per month, not to exceed the maximum rate allowed by law, shall be made on any portion of Purchaser's outstanding balance that is not paid within thirty (30) days after invoice date.

4.3 Where payment upon installation or completion. Should any special terms of payment provide for either full or partial payment upon installation or completion of installation or thereafter, and the installation or completion is delayed for any reason for which CTI is not responsible, ~~the Products shall be deemed installed upon delivery and~~ if no other terms were agreed upon in writing signed by the parties, the balance of payments shall be due no later than three (3) months from delivery regardless of the actual installation date.

5. EXPORT TERMS

5.1 Unless other arrangements have been made, payment on export orders shall be made by irrevocable confirmed letter of credit, payable in U.S. dollars against CTI invoice and standard shipping documents. Such letter of credit shall be in an amount equal to the full purchase price of the Products and shall be established in a U.S. bank acceptable to CTI. Purchaser shall procure all necessary permits and licenses for shipment and compliance with any governmental regulations concerning control of final destination of Products.

6. DELIVERY, RISK OF LOSS

~~6.1 Delivery Date. Delivery and installation schedules are approximate only and are based on conditions at the time of acceptance of Purchaser's order by CTI. Partial shipments may be made.~~

6.2 Risk of Loss, Title. Unless otherwise agreed to in writing, delivery shall be complete upon transfer of possession ~~to common carrier~~, F.O.B. ~~Factory~~, Prepaid and Billed, whereupon all risk of loss, damage to or destruction of the Products shall pass to Purchaser. Title to the Products shall pass to Purchaser only upon CTI's receipt of full payment therefore.

7. SECURITY INTEREST/FILING

7.1 CTI shall have a purchase money security interest in the Products (and all proceeds thereof) until payment in full by Purchaser. Purchaser agrees that an original or photocopy of this Agreement (including any addenda, attachments and amendments hereto) may be filed by CTI as a Uniform Commercial Code financing statement. In addition, Purchaser irrevocably appoints CTI its agent and attorney-in-fact to execute in Purchaser's name and file all U.C.C. financing statements deemed necessary by CTI to protect its interest in the Products.

8. CHANGES, CANCELLATION, AND RETURN

8.1 Orders accepted by CTI are not subject to change except upon written agreement.

8.2 Orders accepted by CTI cannot be cancelled by Purchaser except upon CTI's written consent and payment by Purchaser of CTI's reasonable cancellation charges not to exceed 25% of the price of the affected Products. In no event can an order be cancelled by Purchaser or Products be returned to CTI after shipment has been made.

8.3 CTI shall have the right to change the manufacture and/or design of its Products if, in the judgment of CTI, such change does not alter the general function of the Products.

9. FORCE MAJEURE

9.1 CTI will make every effort to complete shipment, and installation where indicated, but shall not be liable for any loss or damage for delay in delivery or inability to install due to causes beyond its reasonable control, including, but not limited to, acts of government or compliance with any governmental rules or regulations. Should such a delay occur, CTI may reasonably extend delivery or production schedules, ~~or at its option, cancel the order in whole or part without liability other than to refund any unearned deposit or prepayment.~~

10. WARRANTY

The Power Behind PET.

QUOTE #	VERSION	DATE
CTI-20020613181821-1	1	6/13/2002

10.1 CTI warrants that the Products manufactured by CTI and sold hereunder shall be free from defects in material or workmanship under normal use and service for the period of twelve months (12) from installation date. The warranty period shall commence on the date that the Products have been installed in accordance with 12.6 hereof, which date shall be confirmed in writing by CTI. CTI makes no warranty for any Products made by persons other than CTI or its affiliates, and Purchaser's sole warranty therefore, if any, is the original manufacturer's warranty, which CTI agrees to pass on to Purchaser, as applicable.

10.2 No warranty extended by CTI shall apply to any Products which have been modified, altered, or repaired by persons other than those authorized or approved by CTI. CTI's obligation under this warranty is limited to the repair or replacement, at CTI's option, of defective parts. Repair or replacement Products ~~may~~ be new, ~~used or refurbished and warranted like new.~~ Repairs or replacement deliveries shall not interrupt, extend or prolong the term of this warranty. CTI's warranty does not apply to consumable materials, except as specifically stated in writing, nor to products or parts thereof supplied by Purchaser.

10.3 This warranty is made on condition that immediate written notice of any defect be given to CTI ~~and the CTI inspection reveals that the Purchaser's claim is valid under the terms of this warranty.~~

10.4 Warranty service will be provided without charge during ~~CTI's regular working hours (8:30-5:00), Monday through Friday, except CTI's recognized holidays.~~ If Purchaser requires that service be performed other than during those times, such service can be made available at an additional charge, at CTI's then current rates.

CTI MAKES NO [Product] WARRANTY OTHER THAN THE ONE SET FORTH HEREIN OR THAT WHICH MAY BE PROVIDED IN A SEPARATE WARRANTY COVERING THE APPLICABLE PRODUCT CATEGORY. SUCH WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSES, AND SUCH CONSTITUTES THE ONLY WARRANTY MADE WITH RESPECT TO THE PRODUCTS.

11. LIMITATION OF LIABILITY

11.1 In no event shall CTI's liability hereunder exceed the actual loss or damage sustained by Purchaser, up to the purchase price of the Products.

11.2 CTI SHALL NOT BE LIABLE FOR ANY LOSS OF USE, REVENUE OR ANTICIPATED PROFITS, LOSS OF STORED, TRANSMITTED OR RECORDED DATA, OR FOR ANY INCIDENTAL, UNFORESEEN, SPECIAL PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE SALE OR USE OF THE PRODUCTS. THIS PROVISION DOES NOT AFFECT THIRD PARTY CLAIMS FOR PERSONAL INJURY ARISING AS A RESULT OF CTI'S NEGLIGENCE OR PRODUCT DEFECT. THE FOREGOING IS A SEPARATE, ESSENTIAL TERM OF THIS AGREEMENT AND SHALL BE EFFECTIVE UPON THE FAILURE OF ANY REMEDY, EXCLUSIVE OR NOT.

12. INSTALLATION - ADDITIONAL CHARGES

12.1 General. Unless otherwise expressly explained in writing, the Products covered hereby shall be installed by and at the expense of CTI except for rigging charges which shall be the responsibility of Purchaser.

12.2 Installation by CTI. If CTI specifies it will install the Products, the following applies: Subject to fulfillment of the obligations set forth in 12.4 below, CTI shall install the Products covered hereby and connect same to the requisite safety switches and power lines to be installed by Purchaser. Except as otherwise specified below, if such installation and connection are performed by CTI technical personnel, prices shown include the cost thereof, provided that the installation and connection can be performed within the Continental United States or Puerto Rico and during normal business hours. Any overtime charges or other special expenses shall be additional charges to the prices shown.

12.3 Trade Unions. If a trade union, or unions, prevents CTI from performing the above work, the Purchaser shall make all required arrangements with the trade union, or unions, to permit CTI's completion of said work. Moreover, any additional cost related to such labor disputes shall be paid by the Purchaser and CTI's obligations under such circumstances will be limited to providing engineering supervision of installation and connection of CTI's equipment to existing wiring.

12.4 Purchaser's Obligations. Purchaser shall, at its expense, provide all proper and necessary labor and materials for plumbing service, carpentry work, conduit wiring, and other preparations required for such installation and connection. All such labor and materials shall be completed and available at the time of delivery of the Products by CTI. Additionally, the Purchaser shall provide free access to the premises of installation and, if necessary, safe and secure space thereon for storage of Products and equipment prior to installation by CTI. If any special work of any type must be performed in order to comply with requirements of any governmental authority, including procurement of special certificates, permits and approvals, the same shall be performed or procured by Purchaser at Purchaser's expense.

Purchaser shall provide a suitable environment for the Products and shall ensure, at its sole cost and expense, that its premises are free of asbestos, hazardous conditions and any concealed dangerous conditions and that all site requirements are met. In the event that CTI is requested to supervise the installation of the Products, it remains the Purchaser's responsibility to comply with local regulations. CTI is not an architect and all drawings furnished by CTI are not construction drawings.

12.5 Regulatory Reporting. In the event that any regulatory activity is performed by other than CTI authorized personnel, Purchaser shall be responsible for fulfilling any and all reporting requirements. CTI shall only report activity performed by its authorized personnel.

12.6 Completion of Installation. Installation shall be complete upon the conclusion of final calibration and checkout under CTI standard procedures to verify that the Products meet applicable written performance specifications. Notwithstanding the foregoing, first use of the Products by Purchaser, its agents or employees for any purpose after delivery [(other than testing)] shall constitute completion of installation.

13. PATENT, TRADEMARK AND OTHER INFRINGEMENT CLAIMS

13.1 Infringement by CTI. If Purchaser receives a claim that any product, or parts thereof, infringe upon the rights of others under patent, trademark or otherwise, Purchaser shall notify CTI immediately in writing. As to all infringement claims relating to Products or parts manufactured by CTI or one of its affiliates [at CTI's expense,]

(a) Purchaser shall give CTI information, assistance and exclusive authority to evaluate, defend and settle such claims.

(b) CTI shall then, at its own expense, defend or settle such claims, procure for the Purchaser the right to use the Products, or remove or modify them to avoid infringement. If none of these alternatives is available on terms reasonable to CTI, then Purchaser shall return the Products to CTI and CTI shall refund to Purchaser the

The Power Behind PET.

QUOTE	VERSION	DATE
CTI-20020613181821	1	6/13/2002
	PAGE	
	12 of 14	

purchase price paid by the Purchaser ~~less reasonable depreciation for Purchaser's use of the Products~~

13.2 Infringement by Purchaser. If some or all of the Products sold hereunder are made by CTI pursuant to drawings or specifications furnished by the Purchaser, or if Purchaser modifies or combines, operates or uses the Products with any product, data, software, apparatus or program not provided or approved by CTI, and should a claim be made that such Products infringe the rights of any third party under patent, trademark or otherwise, then Purchaser shall indemnify and hold CTI harmless against any liability or expense, including reasonable attorneys' fees, incurred by CTI in connection therewith.

14. DESIGNS AND TRADE SECRETS/LICENSE

14.1 Any drawings, data, designs, software programs or other technical information supplied by CTI to Purchaser in connection with the sale of the Products not included in the sale of the Products to Purchaser, shall remain the property of CTI and shall at all times be held in confidence by Purchaser. Such information shall not be reproduced or disclosed to others without CTI's prior written consent.

14.2 For all goods purchased hereunder which utilize software for their operation, such "Applications Software" shall be licensed to Purchaser under the terms of CTI Software License Schedule as attached hereto.

14.3 Nothing in the agreement shall in any way grant to customer any rights to or license in any diagnostic / service software utilized by CTI in servicing the equipment. Such service software is and remains the property of CTI and is available to customers only for a fee pursuant to the terms and conditions of a separate Diagnostic Materials License Agreement.

15. ASSIGNMENT

15.1 Neither party may assign any rights or obligations under this Agreement without the written consent of the other and any attempt to do so shall be void, except that CTI may assign this Agreement without consent to any subsidiary or affiliated company. Initial 3

16. DAMAGES, COSTS AND FEES

16.1 In the event that any dispute or difference is brought arising from or relating to this Agreement or the breach, termination or validity thereof, the prevailing party shall NOT be entitled to recover from the other party any punitive damages. The prevailing party shall be entitled to recover from the other party all reasonable attorneys fees incurred, together with such other expenses, costs and disbursements as may be allowed by law.

17. MODIFICATION

17.1 This Agreement may not be changed, modified or amended except in writing signed by duly authorized representatives of the parties.

18. GOVERNING LAW

18.1 THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TENNESSEE. THE APPROPRIATE COUNTY OR STATE COURTS OF THE STATE OF TENNESSEE AND THE FEDERAL COURTS HAVING JURISDICTION THEREOVER WILL HAVE JURISDICTION OF ANY AND ALL ACTIONS ARISING FROM THIS AGREEMENT. (A Brought By Purchaser

19. INTEGRATION

19.1 THESE TERMS AND CONDITIONS, INCLUDING ANY ATTACHMENTS OR OTHER DOCUMENTS INCORPORATED BY REFERENCE HEREIN, CONSTITUTE THE ENTIRE AGREEMENT AND THE COMPLETE AND EXCLUSIVE STATEMENT OF AGREEMENT WITH RESPECT TO THE SUBJECT MATTER HEREOF.

20. SEVERABILITY, HEADINGS

20.1 No provision of this Agreement which may be deemed unenforceable will in any way invalidate any other portion or provision of this Agreement. Section headings are for convenience only and will have no substantive effect.

21. WAIVER

21.1 No failure and no delay in exercising, on the part of any party, any right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right preclude the further exercise of any other right. Initial 4

22. END USER CERTIFICATION

22.1 Purchaser represents, warrants and covenants that it is acquiring the Products for its own end use and not for reselling, leasing or transferring to a third party (except for lease-back financing).

Software License Schedule to CTI, Inc. Terms and Conditions of Sale:

1. DEFINITIONS: The following definitions apply to this Schedule: Agreement shall mean CTI Quotation for Products and Services including the Terms and Conditions of Sale and applicable schedules.

CTI shall mean CTI, Inc., a Tennessee corporation.

Licensee shall mean the end-user to whom CTI provides Software or Documentation for internal use under the Agreement.

Software shall mean (i) software programs consisting of a series of statements or instructions to be used directly or indirectly in a programmable controller or computer to bring about a certain result and (ii) databases consisting of systemized collections of data to be used or referenced directly or indirectly by a programmed controller or computer. Notwithstanding the foregoing, Software does not include firmware as such term is conventionally understood.

Documentation shall mean the documents and other supporting materials which are intended to support the use of an associated product, including (but not limited to) instructions, descriptions, flow charts, logic diagrams and listings of the Software, in text or graphic form, on machine readable or printed media.

Designated Unit shall mean a single control unit or computer identified in the Agreement on which Software licensed hereunder may be used by Licensee.

2. SCOPE: The following terms and conditions shall apply to all Software and Documentation provided by CTI to Licensee under the Agreement (whether included with other products listed in the Agreement or listed separately in the Agreement), together with any updates or revisions thereto which CTI may provide to Licensee, and all copies thereof, except (i) any Software and/or Documentation licensed directly by CTI licensor or supplier under a separate end-user license agreement accompanying the Software or the Documentation, in which case Licensee agrees to be bound by that license agreement as a condition to using the Software and/or Documentation, and (ii) any Software and/or Documentation

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES AS SPECIFIED ABOVE

CTI
The Power Behind PET.

QUOTE	VERSION	DATE
CTI-20020613181821-1	1	6/13/2002

referred to under Section 14.3 of the Terms and Conditions of Sale. Except as expressly provided herein, and provided that in no event shall the warranties or other obligations of CTI with respect to such Software or Documentation exceed those set forth in this Schedule, this Schedule shall be subject to the liability limitations and exclusions and other terms and conditions set forth in the Agreement.

3. SOFTWARE AND DOCUMENTATION LICENSE: ~~Subject to the payment of the applicable license fee(s), whether stated separately or included in the purchase price of another product,~~ CTI or, if applicable, its licensor, hereby grants to Licensee a paid-up, nonexclusive and nontransferable (except as expressly provided in this Schedule) limited license to use the Software provided by CTI under the Agreement solely for Licensee's own use on the Designated Unit and to use the Documentation in support of Licensee's authorized use of the Software. A separate license is required for each control unit or computer on which the Software is to be used. Licensee may copy the Software licensed hereunder for backup and archival purposes only as is necessary to support Licensee's own authorized use of the Software and only if Licensee reproduces and includes on or in all copies (in any form) all copyright, trade secret or other proprietary notices contained on or in the Software as provided by CTI. Additional copies of the Documentation may be licensed from CTI ~~at its then applicable~~ charges. Licensee may make the Software and Documentation (including any copies) available only to its employees and other persons on Licensee's premises to whom such disclosure is necessary to enable Licensee to use the Software or Documentation within the scope of the license provided in this Schedule. If the Software is supplied to any unit or agency of the United States Government other than the Department of Defense, the Software and Documentation are classified as restricted computer software and the Government's rights in the Software and Documentation shall be as provided in paragraph (c) (2) of the Commercial Computer Software-Restricted Rights clause in FAR 52.227-19 and any successor laws, rules or regulations thereto. If the Software is supplied to the United States Department of Defense, the Software is classified as commercial computer software and the Government is furnished the Software and Documentation with restricted rights as defined in paragraph (c) (1) of the Rights in Technical Data and Computer Software clause in DFARS 252.227-7013 and any successor laws, rules or regulations thereto.

4. PROPRIETARY PROTECTION AND CONFIDENTIALITY: Except as expressly permitted by this Schedule, Licensee shall not (i) remove any copyright, trade secret or other proprietary right notices contained on or in the Software or Documentation as provided by CTI, (ii) reproduce or modify any Software or Documentation or copy thereof, (iii) reverse assemble, reverse engineer or decompile any Software, or copy thereof, in whole or in part (except as provided by applicable law), or (iv) sell, transfer or otherwise make available to others the Software or Documentation, or any copy thereof. Licensee shall secure and protect the Software and Documentation and copies thereof from disclosure and shall take such actions with its employees and other persons who are permitted access to the Software or Documentation or copies as may be necessary to satisfy Licensee's obligations hereunder. Prior to disposing of any computer medium, computer memory or data storage apparatus, Licensee shall ensure that all copies of Software and Documentation have been erased therefrom or otherwise destroyed. In the event that Licensee becomes aware that any Software or Documentation or copies are being used in a manner not permitted by the license, Licensee shall immediately notify CTI in writing of such fact and if the person or persons so using the Software or Documentation are employed or otherwise subject to Licensee's direction and control, Licensee shall use reasonable efforts to terminate such impermissible use. Licensee's obligations under this paragraph shall survive any termination of a license or the Agreement.

5. UPDATES AND REVISIONS: During the warranty period or under a separate service contract, revised or updated versions of the Software licensed under this Schedule may be made available, at CTI's option, to Licensee to use or to test while Licensee continues use of a previous version. Licensee has the right to decide whether to install any such revised or updated versions or to continue use of the previous version after giving due regard to the United States Food and Drug Administration rules and regulations. However, Licensee shall pay CTI for any services necessitated by any modifications of the Software by Licensee or by Licensee's failure to utilize the current non-investigational version of the Software provided by CTI.

6. DELIVERY, RISK OF LOSS AND TITLE: Notwithstanding the provisions of Section 6 of the Terms and Conditions of Sale, the Software and Documentation licensed hereunder shall be delivered on ~~[illegible]~~ the delivery date stated in the Agreement unless a separate delivery date is agreed upon. If Software or Documentation licensed hereunder is lost or damaged during shipment from CTI, CTI will replace it at no charge to Licensee. If any Software or Documentation supplied by CTI and licensed hereunder is lost or damaged while in the possession of the Licensee, CTI will replace it at CTI's then current applicable charges, if any, for materials, processing and distribution. Notwithstanding the provisions of Section 8 of the Terms and Conditions of Sale, the Software and Documentation, in any form, and all copies made by Licensee, including partial copies, and all computer media provided by CTI are and remain the property of CTI or its licensor. Licensee has no right, title or interest in the Software, the Documentation, or any computer media provided by CTI or copies, except as stated herein.

7. LICENSE TRANSFER. The Software and Documentation, and the license hereunder, may not be assigned, transferred or sublicensed except as hereinafter provided. Upon the sale or lease of the Designated Unit to a third party, Licensee may transfer to such third party, with CTI's written consent and in accordance with CTI's current policies and charges, the license to use the Software hereunder, together with the Software, the Documentation, the computer media provided by CTI, and all copies provided that: (i) Licensee notifies CTI in writing of the name and address of such third party; (ii) such third party agrees in a written instrument delivered to CTI to the terms of this Schedule; and (iii) Licensee does not retain any copies of the Software or Documentation in any form.

8. WARRANTIES: This paragraph replaces Paragraphs 10.1 and 10.4 of the Terms and Conditions of Sale with respect to Software and Documentation. CTI warrants that for the warranty period provided by CTI with respect to the Designated Unit, the Software shall conform in all material respects to CTI's published specifications as contained in the applicable supporting Documentation. Such Documentation may be updated by CTI from time to time and such updates may constitute a change in specification. Licensee acknowledges that the Software is of such complexity that it may have inherent or latent defects. As Licensee's sole remedy under the warranty, CTI will provide services during the warranty period, to correct documented

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES AS SPECIFIED ABOVE

The Power Behind PET.

QUOTE	VERSION	DATE
CTI-200206131816821	1	6/13/2002
	PAGE	
	14 of 14	

Software errors which CTI's analysis indicates are caused by a defect in the unmodified version of the Software as provided by CTI. CTI does not warrant that the Software will meet the Licensee's requirements, or will operate in combinations which may be selected for use by Licensee, or that the operation of the Software will be uninterrupted or error free. Licensee is responsible for determining the appropriate use of and establishing the limitations of the software and its associated Documentation as well as the results obtained by use thereof.

CTI MAKES NO OTHER WARRANTY WITH RESPECT TO THE SOFTWARE AND DOCUMENTATION OTHER THAN THOSE SET FORTH IN THIS SECTION. THE WARRANTY HEREIN IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND CONSTITUTES THE ONLY WARRANTY MADE WITH RESPECT TO THE SOFTWARE AND DOCUMENTATION.

9. LICENSE TERM AND TERMINATION. The license for the Software and Documentation is effective on the shipment date of the Software and Documentation ~~(F.O.B. shipping point or F.A.S., as the case may be)~~ and continues until Licensee's possession of the Software and all copies ceases (except in connection with a transfer of the license as permitted by this Schedule) or until otherwise terminated as provided herein. Licensee may terminate the license for the Software and Documentation at any time after discontinuance of use of the Software and Documentation and all copies, upon written notice to CTI. If Licensee (i) fails to comply with its obligations herein and does not cure such failure within ten (10) days after receipt of notice from CTI, or (ii) attempts to assign this Schedule or any rights or obligations hereunder without CTI's prior written consent, then CTI may terminate the license hereunder and require the immediate discontinuance of all use of the Software and Documentation and all copies thereof in any form, including modified versions and updated works. Within five (5) days after the termination of the license, Licensee shall, at CTI's option either (i) return to CTI the Software and Documentation, and all copies, in any form, including updated versions, along with any computer media provided by CTI; or (ii) destroy the affected Software and Documentation, and all copies, in any form, including updated versions, and certify such return or destruction in writing to CTI.

Revised 05/01

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES AS SPECIFIED ABOVE

7:30r

CTI

CTI, INC.
810 INNOVATION DRIVE
KNOXVILLE, TN 37932

SERVICE AGREEMENT NUMBER 1703

SOLD TO: The Sagemark Companies Ltd.
~~PREMIER PET IMAGING INTERNATIONAL, INC.~~
2300 GLADES AVE
SUITE 100W
BOCA RATON FL 33431

EQUIPMENT LOCATION
~~PREMIER PET IMAGING INTERNATIONAL, INC.~~
~~[illegible]~~ Morris County Pet Management LLC
111 Cherry Hill Road
Parsippany, New Jersey

CTI IS PLEASED TO SUBMIT THE FOLLOWING PROPOSAL FOR THE SERVICE AND MAINTENANCE DESCRIBED HEREIN AT THE STATED PRICES AND TERMS, SUBJECT TO YOUR ACCEPTANCE OF THE TERMS AND CONDITIONS PRINTED HEREIN.

ITEM	PRODUCT DESCRIPTION	PART NUMBER	SERIAL NUMBER	PRICE		AGREEMENT PRICE
1	ECAT ACCEL	CT150		~~[illegible]~~		~~[illegible]~~
2	ISOLATION TRANSFORMER (US+JAPAN)					
3	GANTRY AIR/WATER CHILLER (60HZ)					
4	SUBLIMAL DYE & FILM IMAGER					
5	REMOTE DIAGNOSTICS MODEM - ISDN			~~$10,000.00~~		~~[illegible]~~
6	UNINTERRUPTIBLE POWER SUPPLY					
7	HERMES WORKSTATION					
8	ERASABLE OPTICAL DISK			~~[illegible]~~		~~[illegible]~~
				~~$2,000.00~~		~~$2,000.00~~
9	Ultra Spare Display Workstation					
				440,000		

TOTAL AGREEMENT PERIOD LIST ~~[illegible]~~

TOTAL AGREEMENT PRICE ~~[illegible]~~ 440,000

REFER TO THE ATTACHED SPECIFIC CONDITIONS PAGE(S)

ALL APPLICABLE TAXES WILL BE PAID BY THE CUSTOMER

DESCRIPTION (SERVICE AGREEMENT)

AGREEMENT SHALL COMMENCE UPON EXPIRATION OF WARRANTY PERIOD

ANNUAL RATE: ~~[illegible]~~ 110,000 INCLUDING ANNUAL REPLACEMENT OF CALIBRATION SOURCES. Annual rate to be [illegible] at the third year anniversary of this Agreement for adjustment to market value (but in no event more than $110,000 per year)

SEE PAGE 2 FOR ADDITIONAL SERVICE AGREEMENT DESCRIPTION.

SERVICE AGREEMENT OPTIONS. CHECK ONLY ONE.
- [x] FULL SERVICE
- [ ] Parts & Technical Support
- [ ] LABOR ($220 / HR.)
- [ ] PM ONLY

SERVICE AGREEMENT FOR A PERIOD OF 48 MONTHS, COMMENCING Upon ~~[illegible]~~ Expiration of Warranty Period

PAYABLE IN ADVANCE: [x] MONTHLY ~~[illegible]~~ ~~[illegible]~~ ~~[illegible]~~

PAST DUE CHARGES SUBJECT TO 1.5% INTEREST CHARGE PER MONTH

CTI
BY Jon C. Matthews (SIGNATURE)
NAME & TITLE Jon C. Matthews E. Regional Service Manager
DATE June 30, ~~[illegible]~~ 2002
~~QUOTATION VALID FOR 60 DAYS FROM [illegible]~~

CUSTOMER'S ACCEPTANCE The Sagemark Companies, Ltd.
BY (SIGNATURE)
NAME & TITLE Theodore B Shapiro, Chief Executive Officer
DATE
CUSTOMER P.O. #

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES

(#)
7-3-02

CTI

CTI, INC
810 INNOVATION DRIVE
KNOXVILLE, TN 37932

SERVICE AGREEMENT NUMBER 1707

SERVICE RESPONSE TIME: 1/2 HOUR BY TELEPHONE & 4 HOURS ONSITE
MONDAY THROUGH FRIDAY

ALL PARTS AND LABOR TO BE PROVIDED DURING THE PRINCIPLE COVERAGE PERIOD (PCP). PCP FOR THIS CONTRACT: 8:00 AM - 5:00 PM ~~MONDAY THROUGH FRIDAY~~. LABOR PROVIDED OUTSIDE OF THE PRINCIPLE COVERAGE PERIOD (PCP) WILL BE BILLED AT THE PREVAILING PER HOURLY PER CALL RATES LISTED BELOW:

OVERTIME:	5P-8A M-F AND SATURDAY	$ 330.00/HOUR
DOUBLE TIME:	SUNDAY	$ 440.00/HOUR
TRAVEL TIME		$ 180.00/HOUR

CONTRACT COVERS ALL PARTS EXCLUDING CUSTOMER CONSUMABLE ITEMS. CUSTOMER CONSUMABLE ITEMS INCLUDE: COMPUTER STORAGE MEDIA AND PRINTER MEDIA.

ANNUAL REPLACEMENT OF ROD AND PHANTOM SOURCES ARE INCLUDED WITH THIS AGREEMENT.

SOFTWARE PROVIDING NEW CAPABILITIES OR REQUIRING NEW HARDWARE SHALL BE QUOTED ON AN INDIVIDUAL BASIS AND ARE NOT COVERED UNDER THIS CONTRACT.

FOUR PREVENTIVE MAINTENANCE VISITS PER YEAR. PREVENTIVE MAINTENANCE TASKS WILL BE SCHEDULED WITH THE CUSTOMER TO MINIMIZE ANY INTERRUPTIONS TO THE PATIENT SCHEDULE.

(9) ~~Seven days per week~~ or at any time seven days per week if the system cannot be used to scan patients, treat or diagnose

"HARD DOWN" SITUATIONS ONLY

PRINCIPAL COVERAGE PERIOD REMAINS 8:00AM - 9:00PM MON-FRI

NGM

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES

MOP (TT)

AD
7-3-02

System Performance Guarantee

CTI Commitment

98%

CTI, Inc. ("CTI") guarantees that the Equipment will function at the minimum Uptime Performance (defined below) level of ~~95%~~ (computed as described below), as long as the equipment is under warranty or is maintained by a Full Service Agreement or a Flexible (with CTI service only) Service Agreement between CTI and the Customer.

"Uptime Performance" is defined as the capability of the Equipment to be utilized to treat or diagnose patients. The system will be considered to be operational (a) unless it cannot be utilized to treat or diagnose patients (room down), (b) if CTI is prepared to perform maintenance services to make the Equipment operational but such service is refused by the Customer or is deferred by the Customer until a later time or date, or (c) if the Equipment is not otherwise made available to CTI service engineers. If the Equipment is not operational, then the Customer must immediately notify the CTI Customer Solutions Center (24-hour Service Call Dispatch Center). Downtime will not commence until such notification is given to CTI.

Downtime due to, associated with, or caused by (a) misuse, negligence, or operator error, (b) inadequate environmental conditions (not conforming with the environmental specifications provided by CTI), including temperature and humidity, line power exceeding CTI's requirements of voltage, frequency, impulses or transients, or (c) acts of God are specifically excluded from, and will not be considered for purposes of, the ~~95%~~ 98% Uptime Performance guarantee. In addition, the Equipment will be considered operational during periods in which CTI is performing scheduled or preventive maintenance, changing x-ray tube(s), and installing upgrades.

For purposes of calculating the Uptime Performance level percentage, such computation shall be made over the Principal Coverage Period (PCP), which PCP is specifically defined for the Equipment in the applicable Warranty or in the Service Agreement. The Equipment's Uptime Performance shall be calculated to comply with the above guidelines over a period of not less than twelve (12) months. 21 DAYS 98%

If the Equipment's Uptime Performance level is found to be less than ~~95%~~ 98%, as computed in accordance with the above guidelines, CTI will extend the warranty period by ~~seven (7)~~ ~~thirty (30)~~ calendar days for every percentage point (rounded to the nearest percent) less than ~~95%~~. ~~For example: 94% Uptime Performance would result in a warranty extension of seven (7) calendar days. 93% Uptime Performance would result in a warranty extension of fourteen (14) calendar days.~~ The above noted 21 DAY EXTENSION WILL ALSO APPLY TO CTI SERVICE CONTRACT AND BE GRANTED ON AN ANNUAL BASIS.

Customer Commitment

In order for the Uptime Performance Guarantee to be effective, the Customer must place all calls for service through CTI's Customer Solutions Center and ~~must accept all Technical Assistance~~ that is offered by CTI, including but not limited to telephone support and remote diagnostics.

The Customer agrees to allow connection to CTI's Remote Diagnostic equipment where available for the Equipment covered by the Agreement.

For any period of time that the Customer does not allow CTI to provide any Technical Assistance, then the Equipment shall be considered to be operational.

MAM (TC)

CTI, INC.
GENERAL TERMS AND CONDITIONS OF SERVICE AGREEMENT

1. SCOPE
CTI, INC. WILL PROVIDE SERVICE FOR THE EQUIPMENT DESCRIBED ON PAGE ONE (THE "EQUIPMENT") WHEN REQUESTED BY THE CUSTOMER AND PLANNED MAINTENANCE INSPECTION WHEN SCHEDULED, AS NOTED IN THE SERVICE AGREEMENT DESCRIPTION. CTI WILL MAKE EVERY EFFORT TO RESPOND TO SERVICE CALLS AT A MUTUALLY AGREED UPON ARRIVAL TIME CONSISTENT WITH THE PROVISIONS CITED IN PARAGRAPH 2.

2. PRINCIPAL COVERAGE PERIOD (PCP) [handwritten: set forth on page 2 of this Agreement]
SERVICE AND MAINTENANCE WILL BE PROVIDED DURING THE PRINCIPAL PERIOD [illegible] EXCLUDING THE [illegible] THANKSGIVING DAY, [illegible] CHRISTMAS DAY. UNLESS AN EXTENDED HOURS COVERAGE OPTION HAS BEEN SELECTED LABOR AND TRAVEL REQUIRED OUTSIDE THE PRINCIPAL PERIOD WILL BE CHARGED AT PREVAILING PER-CALL RATES.

3. REPLACEMENT PARTS
CTI WILL SUPPLY AT ITS OWN EXPENSE, NECESSARY PARTS, EXCEPT AS [illegible] DESCRIPTION, PROVIDED REPLACEMENT OF THE PARTS IS REQUIRED BECAUSE OF NORMAL WEAR AND TEAR OR OTHERWISE DEEMED NECESSARY BY CTI. ALL PARTS WILL BE NEW STANDARD PARTS OR PARTS OF EQUAL QUALITY. EXCHANGE PARTS REMOVED FROM THE EQUIPMENT SHALL BECOME THE PROPERTY OF CTI.

4. TAXES
ANY SALES, USE, VALUE ADDED, OR MANUFACTURER'S TAX WHICH MAY BE IMPOSED UPON THE SALE OR USE OF PRODUCTS, SERVICES, OR ANY PROPERTY TAX LEVIED AFTER READINESS TO SHIP, OR ANY EXCISE TAX, LICENSE OR SIMILAR FEE REQUIRED UNDER THIS TRANSACTION, SHALL BE IN ADDITION TO THE QUOTED PRICES AND PAID BY PURCHASER.

5. PLANNED MAINTENANCE
PLANNED MAINTENANCE WILL BE CARRIED OUT IN ACCORDANCE WITH THE SCHEDULE DESCRIBED IN THE SPECIFIC CONDITIONS [handwritten: on page 2.]. THIS GENERALLY INCLUDES CHECKING FOR MECHANICAL AND ELECTRICAL SAFETY, LUBRICATION, FUNCTIONAL TESTING AND ADJUSTING FOR OPTIMUM PERFORMANCE AS SPECIFIED IN THE DETAILED PLANNED MAINTENANCE CHECK LIST. THE SERVICE REPRESENTATIVE WILL OBSERVE AND RECORD ALL OPERATING PARAMETERS IN THE APPROPRIATE RECORD OR LOG BOOKS.

6. SOFTWARE MAINTENANCE
WHENEVER EQUIPMENT COVERED BY THE SERVICE AGREEMENT UTILIZES APPLICATIONS/OPERATIONS SOFTWARE PROVIDED BY CTI [handwritten: or otherwise,] CTI WILL PROVIDE ALL SOFTWARE MAINTENANCE AND UPGRADES FOR SUCH SOFTWARE AS PART OF THE AGREEMENT. MAINTENANCE AND UPGRADES WILL BE PROVIDED BASED ON ORIGINALLY PURCHASED SOFTWARE OPTIONS. NOTHING IN THE AGREEMENT SHALL IN ANY WAY GRANT TO CUSTOMER ANY RIGHTS TO OR LICENSE IN ANY DIAGNOSTIC/SERVICE SOFTWARE UTILIZED BY CTI IN SERVICING THE EQUIPMENT. SUCH SERVICE SOFTWARE IS AND REMAINS THE PROPERTY OF CTI AND IS AVAILABLE TO CUSTOMERS ONLY FOR A FEE PURSUANT TO THE TERMS AND CONDITIONS OF A SEPARATE DIAGNOSTIC MATERIALS LICENSE AGREEMENT.

7. EQUIPMENT/LOCATION
THE EQUIPMENT TO BE COVERED UNDER THIS AGREEMENT IS LIMITED TO THE CTI FURNISHED EQUIPMENT DESCRIBED ON PAGE ONE. THE EQUIPMENT SHALL BE ELIGIBLE FOR COVERAGE UNDER THIS AGREEMENT IMMEDIATELY UPON EXPIRATION OF THE CTI WARRANTY OR AN EXISTING CTI SERVICE AGREEMENT, PROVIDED IT IS PROPERLY INSTALLED, REMAINS CONNECTED TO THE ORIGINAL POWER SUPPLY AND IS SERVICED BY CTI AUTHORIZED PERSONNEL ONLY. EQUIPMENT NOT ELIGIBLE BECAUSE OF THIS STIPULATION IS SUBJECT TO INSPECTION BY CTI TO DETERMINE IF IT IS IN GOOD OPERATING CONDITION. SUCH INSPECTION SHALL BE CHARGED TO THE CUSTOMER AT CTI PER-CALL RATES AND TERMS THEN IN EFFECT. ANY REPAIRS OR ADJUSTMENTS DEEMED NECESSARY BY CTI DURING THE INSPECTION, SHALL BE MADE AT CTI PER-CALL RATES AND TERMS THEN IN EFFECT, PRIOR TO COMMENCEMENT OF AGREEMENT SERVICE.

CTI SERVICE PERSONNEL WILL BE GIVEN FULL AND FREE ACCESS TO THE EQUIPMENT TO PERFORM INSPECTIONS AND SERVICE/MAINTENANCE ON THE CUSTOMER'S PREMISES, AND WILL MAKE SPECIFIC APPOINTMENTS FOR SUCH MAINTENANCE. IF THE EQUIPMENT IS NOT MADE AVAILABLE AT THE APPOINTED TIME, WAITING TIME BEYOND A REASONABLE ALLOWANCE WILL BE CHARGED AT PREVAILING PER-CALL RATES.

8. AGREEMENT TERM
THIS AGREEMENT SHALL BE IN EFFECT FOR THE PERIOD STATED ON PAGE ONE OF THIS DOCUMENT. IF THE AGREEMENT PERIOD IS ONE (1) YEAR, THEN IT SHALL RENEW AUTOMATICALLY FOR SUCCESSIVE ONE (1) YEAR TERMS AT THE PREVAILING RATES UNLESS EITHER PARTY SHALL SEND WRITTEN NOTICE, AT LEAST 60 DAYS PRIOR TO THE END OF THE TERM, TO THE OTHER OF ITS INTENT NOT TO RENEW.

9. CAUSES FOR EXCLUSION/SEPARATE CHARGES
THIS AGREEMENT SPECIFICALLY EXCLUDES LABOR, PARTS AND EXPENSES NECESSARY TO REPAIR EQUIPMENT:
- DAMAGED BY FIRE, ACCIDENT, MISUSE, ABUSE, NEGLIGENCE, FLOODS, LIGHTNING, NATURAL DISASTERS, WATER DAMAGE AND OTHER CALAMITIES COMMONLY DEFINED AS "ACTS OF GOD", OR BY THE CUSTOMER'S FAILURE TO OPERATE THE EQUIPMENT IN ACCORDANCE WITH THE MANUFACTURER'S INSTRUCTIONS OR TO MAINTAIN THE RECOMMENDED OPERATING ENVIRONMENT AND LINE CONDITIONS.
- DEFECTIVE DUE TO UNAUTHORIZED ATTEMPTS TO REPAIR THE EQUIPMENT BY THE CUSTOMER OR ANY THIRD PARTY DUE TO THE ATTACHMENT OF NON-CTI SUPPLIED EQUIPMENT WITHOUT PRIOR WRITTEN APPROVAL FROM CTI.
- WHICH FAILED DUE TO CAUSE FROM WITHIN NON CTI SUPPLIED EQUIPMENT. [handwritten: an uncovered]

10. DEFAULT
CTI RESERVES THE RIGHT TO CANCEL THIS AGREEMENT WITHOUT NOTICE, IF THE CUSTOMER IS IN DEFAULT. AN EVENT OF DEFAULT SHALL INCLUDE BUT IS NOT LIMITED TO A FAILURE BY CUSTOMER TO MAKE ANY PAYMENT DUE CTI UNDER THIS AGREEMENT, FAILURE TO GRANT CTI ACCESS TO THE EQUIPMENT AS SET FORTH IN PARAGRAPH 7 OR THE FILING OF ANY NOTICE UNDER FEDERAL BANKRUPTCY LAWS. IF CUSTOMER IS UNABLE OR UNWILLING TO CURE SUCH DEFAULT WITHIN THIRTY (30) DAYS OF NOTICE BY CTI, CTI MAY, IN ADDITION TO ALL OTHER REMEDIES AVAILABLE BY LAW IMMEDIATELY CEASE PROVIDING SERVICES UNDER THIS AGREEMENT.

11. LIMITATION OF LIABILITY
CTI ENTIRE LIABILITY AND CUSTOMER'S EXCLUSIVE REMEDY FOR DAMAGES FROM ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF ACTION, WHETHER LIABILITY IN AGREEMENT OR TORT, ARISING UNDER THE AGREEMENT OR RELATED HERETO, SHALL NOT EXCEED AN AMOUNT EQUAL TO ONE YEAR'S MAINTENANCE CHARGES FOR THE SPECIFIC ITEM OF EQUIPMENT UNDER THE AGREEMENT THAT CAUSED THE DAMAGE OR IS THE SUBJECT MATTER OF, OR IS DIRECTLY RELATED TO, THE CAUSE OF ACTIONS. SUCH MAINTENANCE CHARGES WILL BE THOSE IN EFFECT FOR THE SPECIFIC ITEM OF EQUIPMENT WHEN THE CAUSE OF ACTION AROSE. THE FOREGOING LIMITATION OF LIABILITY SHALL NOT APPLY TO CLAIMS BY CUSTOMER FOR PERSONAL INJURY OR DAMAGE OR TO REAL PROPERTY OR TANGIBLE PERSONAL PROPERTY CAUSED BY CTI NEGLIGENCE OR WILLFUL MISCONDUCT. IN ADDITION, CTI SHALL HAVE NO LIABILITY HEREUNDER TO CUSTOMER IN THE EVENT THE CUSTOMER'S ACTS OR OMISSIONS CONTRIBUTED IN ANY [handwritten: material] WAY TO ANY LOSS [illegible] OR THE LOSS OR DAMAGE DUE TO AN ACT OF GOD OR OTHER CAUSES BEYOND ITS REASONABLE CONTROL. [handwritten: 13]

THIS IS A SERVICE AGREEMENT, THERE ARE NO CTI WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, EXCEPT AS MAY BE STATED IN PRODUCT SPECIFIC TERMS AND CONDITIONS. IN NO EVENT WILL CTI BE LIABLE FOR ANY LOST PROFITS, LOST SAVINGS, LOST REVENUES [illegible], SPECIAL, INDIRECT, INCIDENTAL DAMAGES OR OTHER CONSEQUENTIAL DAMAGE ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT OR THE USE OF PERFORMANCE OF THE EQUIPMENT.

12. NOTICES, ETC.
ALL NOTICES AND CHANGES TO THIS AGREEMENT MUST BE IN WRITING. THE AGREEMENT IS NOT ASSIGNABLE [illegible]. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE EXECUTED.

13. GOVERNMENT ACCESS CLAUSE
UNTIL THE EXPIRATION OF FOUR (4) YEARS AFTER FURNISHING OF ANY SERVICES UNDER THIS AGREEMENT, CTI SHALL MAKE AVAILABLE UPON REQUEST OF THE SECRETARY OF THE DEPARTMENT OF HEALTH AND HUMAN SERVICES OR UPON THE WRITTEN REQUEST OF THE COMPTROLLER GENERAL OR ANY OF THEIR REPRESENTATIVES, THIS AGREEMENT AND THE BOOKS, DOCUMENTS AND RECORDS OF CTI WHICH ARE NECESSARY TO CERTIFY THE NATURE AND EXTENT OF COSTS INCURRED UNDER THIS AGREEMENT.

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES

[handwritten initials] (13)

Changes to Sagemark Quotation

Insert 1 - Changes to Special Terms and Conditions of CTI Quotation

10% simultaneously with Purchaser's receipt of the financing proceeds for the purchase by it of the System from its equipment lender as described below; 80% upon delivery; and 10% upon acceptance by Purchaser.

Insert 2 - Changes to Special Terms and Conditions of CTI Quotation

CTI hereby agrees to deliver the equipment which is the subject of this quotation to Purchaser, when requested by Purchaser, but no later than September 30, 2002 (unless otherwise extended by Purchaser).

Notwithstanding the foregoing (or anything to the contrary contained in this quotation or the related Service Agreement), Purchaser's obligations under this quotation and the related Service Agreement are subject to Purchaser's receipt of the financing to purchase the System which is the subject of this quotation from its equipment lender in an amount not less than the Contract Total and on terms acceptable to Purchaser. Purchaser will not be subject to any penalty or other fee for cancellation of this quotation or the related Service Agreement if it does not receive such financing.

CTI hereby confirms that the System is capable of remote transmission of images over a 256K T-1 line or high speed internet cable.

Insert 3 - Add the following last sentence to Section 15.1:

"Notwithstanding the foregoing, Purchaser shall have the right to grant and/or assign a security interest in the System to its equipment lender and to assign its rights hereunder to Morris County PET Management LLC and Premier PET Imaging of New Jersey, Inc. (which are affiliates of Purchaser), and such assignees shall have all of Purchaser's rights hereunder."

Insert 4 - Add the following at the end of Section 22.1:

"..., except that Purchaser will lease the System to Morris County PET Management LLC which will, in turn, make the System available for use by Premier PET Imaging of New Jersey, Inc."

Insert 5 - Changes to Software License

Add the following as a new Section 10:

Notwithstanding anything contained herein to the contrary, CTI hereby acknowledges and agrees that Morris County PET Management LLC and Premier PET Imaging of New Jersey, Inc., affiliates of Purchaser, may avail themselves of all of the benefits and entitlements of Purchaser under this Software License, Purchaser will not be required to pay any fee for the software licensed hereunder, and Purchaser shall not be in breach or default of this Software License unless it fails to cure any claimed breach or default within thirty (30) days after its receipt of notice from CTI specifying any such breach or default.

Insert 6 - Changes to Service Agreement

Add the following Section 14:

Purchaser shall not be in breach or default of this Service Agreement unless it fails to cure any claimed breach or default within thirty (30) days after its receipt of notice from CTI specifying any such breach or default.